The words "First Investors" in a box across the top of the page.


FIRST INVESTORS
SPECIAL BOND FUND, INC.


SEMI-ANNUAL REPORT
JUNE 30, 2001


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The words "A MEMBER OF THE FIRST INVESTORS FINANCIAL NETWORK"
under the First Investors logo.


LIF007



Bond Market Overview
First Investors Special Bond Fund, Inc.

Dear Investor:

We are pleased to present the semi-annual report for the First Investors Special Bond Fund, Inc. for the six-month period ended June 30, 2001.*

The Economy

The U.S. economy was characterized by weak growth during the first six months of the year. The gross domestic product (GDP) rose at an annualized rate of only 1.0%, approximately one-third of the growth rate in 2000.

The slowdown, which began in the second half of 2000, has several causes. In its effort to slow the economy to a sustainable level, the Federal Reserve ("the Fed") repeatedly raised the benchmark federal funds rate from mid-1999 to mid-2000. During this period, energy prices increased substantially, acting as a tax on consumers. After reaching new heights in March of 2000, the stock market declined considerably. And, after several years of robust expansion, the manufacturing sector suffered due to excessive inventories.

While the economy struggled, it avoided recession thanks to continued spending by consumers. Consumers benefited from a relatively low level of unemployment. As of June 30, the unemployment rate stood at a relatively benign level of 4.5%. In addition to the surprisingly healthy job market, rising incomes, a robust housing industry and relatively low interest rates helped keep the consumer sector strong.

In contrast, the manufacturing sector remained mired in recession. More than 750,000 manufacturing jobs were lost over the last 12 months and industrial production has declined for nine consecutive months.

In response to the slumping U.S. economy, a number of foreign economies have also weakened. In particular, Japan fell back into recession in the first quarter, and Europe's 2001 growth rate is expected to be lower than the U.S. rate.

Even with the economy's difficulties, there were positive elements. Inflation has remained moderate, despite high energy prices. Excluding the volatile food and energy sectors, the consumer price index (CPI) rose only 2.7% over the past 12 months, essentially unchanged from a year ago. Inflation will likely move lower going forward, in response to the slowing economy and the recent decline in energy prices.

The benign inflation rate has allowed the Fed to respond aggressively to the economic slowdown. To help revive the sagging economy, the Fed lowered the target federal funds rate 275 basis points (2.75 percentage points) during the first half of the year, and has indicated that at least one more rate cut is likely later in the summer. This is the most aggressive series of rate cuts since Alan Greenspan became chairman of the Fed in 1987.

Congress also passed President Bush's $1.35 trillion 10-year tax cut in May. The legislation phases in lower marginal rates for individuals, expands the child tax credit, eliminates the marriage penalty and eventually repeals the estate tax. In the short term, all taxpayers will receive a rebate this summer from the U.S. government. This influx of money should boost the economy by approximately one percentage point this year as individuals spend their rebates.

The Bond Market

While short-term interest rates fell substantially during the first six months of the year in response to the Fed's aggressive easing, long-term interest rates rose as the bond market began to anticipate the possibility of the economy's recovery later in the year. For example, three-month U.S. Treasury bill rates fell from 5.90% to 3.66%, while the benchmark 10-year U.S. Treasury note yield rose from 5.11% to 5.41%.

In general, most sectors of the bond market posted good returns during the first half of the year. However, returns varied substantially by sector. The Lehman Aggregate Bond Market Index (a broad measure of the U.S. high grade bond market) was up 3.62% for the six-month period, and 11.23% over a twelve-month period. Investment grade corporate bonds were the best performing sector by a wide margin. Historically attractive yields versus Treasuries resulted in substantial investor demand for investment grade bonds. The high yield bond sector had good performance due to an extremely strong first quarter, as investors moved into the sector based on historically attractive yields versus Treasuries.



Mortgage-backed bonds also posted solid returns over the past six months, as the sector benefited from high yields relative to Treasury securities. The Treasury sector had the weakest performance among bond market sectors. Long-term Treasury yields rose due to anticipation of an economic recovery and passage of the tax cut, which will reduce the U.S. budget surplus. In the money market sector, yields fell substantially due to the aggressive Fed easing.

Looking Ahead

The economy is likely to recover in the second half of 2001 due to a combination of Fed interest rate cuts, the tax cut and lower energy prices. However, the extent of the forecasted recovery remains unclear, since at mid-year, there are few signs of economic strength. The Fed is likely to ease rates somewhat further later in the summer, particularly if the economy remains weak. As for the bond market, long-term yields are likely to move higher if the economy recovers. However, moderate (and possibly falling) inflation should temper any rise in interest rates.

Because it is impossible to predict the future direction of the markets, even over the short term, there are certain basic investment principles that we encourage our clients to follow to reduce exposure to risk.** First, we encourage clients to take a long-term view, and to avoid trying to time the market. Attempting to time the market is extremely difficult, even for professional investors. Second, we encourage our clients to diversify their portfolios among stock funds, bond funds and money market funds. Third, we encourage our clients to follow a regular investment plan, investing a specific amount of money at defined intervals. This strategy is known as "dollar cost averaging." It may help you to avoid getting caught up in the excitement of a rising market and will reduce the risk of buying at high points.

Of course, no financial plan or program, no matter how well-designed, is guaranteed to be successful. In addition, nothing eliminates the risk associated with overall market trends. However, utilizing these various strategies may help to minimize the risk by reducing the extent to which an investor may be affected by a decline in any one security or segment of the market. It's important to note that systematic investment programs like dollar cost averaging do not assure a profit or protect against loss in declining markets. These types of plans involve regular investment in securities, regardless of fluctuating price levels. Investors should consider their financial ability to continue purchases through periods of low price levels.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ CLARK D. WAGNER

Clark D. Wagner
Chief Investment Officer
First Investors Management Company, Inc.

July 31, 2001

 * The Fund is only available through the purchase of variable annuity contracts issued by First Investors Life Insurance Company. The report does not reflect the additional expenses and charges that are applicable to variable annuity contracts.

** There are a variety of risks associated with investing in all variable annuity subaccounts. For the bond subaccounts, the risks include interest rate risk and credit risk. Interest rate risk is the risk that bonds will decrease in value as interest rates rise. As a general matter, longer-term bonds fluctuate more than shorter-term bonds in reaction to changes in interest rates. Credit risk is the risk that bonds will decline in value as the result of a decline in the credit rating of the bonds or the economy as a whole. You should consult your prospectus for a precise explanation of the risks associated with your subaccounts.




Portfolio of Investments
FIRST INVESTORS SPECIAL BOND FUND, INC.
JUNE 30, 2001
--------------------------------------------------------------------------------------------------------
                                                                                                  Amount
                                                                                                Invested
                                                                                                For Each
Principal                                                                                     $10,000 of
   Amount    Security                                                            Value        Net Assets
--------------------------------------------------------------------------------------------------------

            CORPORATE BONDS--88.0%
            Aerospace/Defense--2.9%
    $ 150M  Alliant Techsystems, Inc., 8 1/2%, 2011+                       $  152,250               $ 67
      500M  L-3 Communications Corp., 8%, 2008                                497,500                220
--------------------------------------------------------------------------------------------------------
                                                                              649,750                287
--------------------------------------------------------------------------------------------------------
            Automotive--5.7%
      575M  Cambridge Industries, Inc., 10 1/4%, 2007**                        77,625                 34
      500M  Collins & Aikman Products Co., 11 1/2%, 2006                      475,000                210
      600M  Exide Corp., 10%, 2005                                            516,000                228
      500M  Special Devices, Inc., 11 3/8%, 2008                              227,500                101
--------------------------------------------------------------------------------------------------------
                                                                            1,296,125                573
--------------------------------------------------------------------------------------------------------
            Building Materials--1.1%
      250M  Nortek, Inc., 9 7/8%, 2011+                                       241,875                107
--------------------------------------------------------------------------------------------------------
            Chemicals--5.7%
      800M  Huntsman Polymers Corp., 11 3/4%, 2004                            584,000                258
      325M  Hydrochem Industrial Services, Inc., 10 3/8%, 2007                255,125                113
      150M  Millennium America, Inc., 9 1/4%, 2008+                           150,000                 66
      150M  PMD Group, Inc., 11%, 2011+                                       153,000                 68
      175M  Tekni-Plex, Inc., 12 3/4%, 2010                                   142,625                 63
--------------------------------------------------------------------------------------------------------
                                                                            1,284,750                568
--------------------------------------------------------------------------------------------------------
            Consumer Products--1.7%
      200M  AKI, Inc., 10 1/2%, 2008                                          192,000                 85
      200M  Playtex Products, Inc., 9 3/8%, 2011+                             204,500                 90
--------------------------------------------------------------------------------------------------------
                                                                              396,500                175
--------------------------------------------------------------------------------------------------------
            Durable Goods Manufacturing--2.4%
      600M  Columbus McKinnon Corp., 8 1/2%, 2008                             546,000                241
--------------------------------------------------------------------------------------------------------
            Energy--1.4%
      300M  Compagnie Generale de Geophysique, 10 5/8%, 2007                  313,500                138
--------------------------------------------------------------------------------------------------------
            Engineering/Construction--1.2%
      450M  Cathay International, Ltd., 13 1/2%, 2008+                        181,125                 80
      100M  Integrated Electrical Services, Inc., 9 3/8%, 2009+                98,500                 44
--------------------------------------------------------------------------------------------------------
                                                                              279,625                124
--------------------------------------------------------------------------------------------------------
            Entertainment/Leisure--1.3%
      460M  Carmike Cinemas, Inc., 9 3/8%, 2009 **                            287,500                127
      180M  Loews Cineplex Entertainment Corp., 8 7/8%, 2008 **                17,100                  8
      180M  Outboard Marine Corp., 10 3/4%, 2008 **                                18                 --
--------------------------------------------------------------------------------------------------------
                                                                              304,618                135
--------------------------------------------------------------------------------------------------------
            Food/Beverage/Tobacco--2.2%
      500M  Canandaigua Brands, Inc., 8 1/2%, 2009                            505,625                223
--------------------------------------------------------------------------------------------------------
            Gaming/Lodging--3.2%
      450M  Isle of Capri Casinos, Inc., 8 3/4%, 2009                         413,438                183
      300M  Park Place Entertainment Corp., 9 3/8%, 2007                      316,125                140
--------------------------------------------------------------------------------------------------------
                                                                              729,563                323
--------------------------------------------------------------------------------------------------------
            Healthcare--6.2%
      300M  CONMED Corp., 9%, 2008                                            292,500                129
      400M  Fisher Scientific International, Inc., 9%, 2008                   396,000                175
      300M  Integrated Health Services, Inc., 9 1/2%, 2007**                    3,750                  2
      350M  Leiner Health Products, Inc., 9 5/8%, 2007                         29,313                 13
      150M  Omnicare, Inc., 8 1/8%, 2011+                                     152,250                 67
      500M  Tenet Healthcare Corp., 8 5/8%, 2007                              521,250                230
--------------------------------------------------------------------------------------------------------
                                                                            1,395,063                616
--------------------------------------------------------------------------------------------------------
            Information Technology/Office Equipment--2.0%
      325M  Crown Castle International Corp., 9 3/8%, 2011+                   294,938                130
      300M  Exodus Communications, Inc., 10 3/4%, 2009                        103,500                 46
      120M  Exodus Communications, Inc., 11 5/8%, 2010                         42,000                 18
      100M  Rhythms NetConnections, Inc., 12 3/4%, 2009                         8,500                  4
--------------------------------------------------------------------------------------------------------
                                                                              448,938                198
--------------------------------------------------------------------------------------------------------
            Media (Cable TV/Broadcasting)--12.3%
      225M  Adelphia Communications Corp., 10 1/4%, 2011                      222,750                 98
      500M  Charter Communications Holdings LLC/Capital Corp., 10%, 2009      510,000                225
      500M  Mediacom LLC/Mediacom Capital Corp., 8 1/2%, 2008                 467,500                207
      150M  Nexstar Finance LLC, Inc., 12%, 2008                              156,750                 69
      300M  NTL, Inc., 11 1/2%, 2008                                          199,500                 88
      200M  Quebecor Media, Inc., 11 1/8%, 2011                               200,500                 89
      300M  Sinclair Broadcast Group, Inc., 10%, 2005                         303,000                134
      500M  Star Choice Communications, Inc., 13%, 2005                       530,000                234
      200M  Young Broadcasting Corp., 10%, 2011+                              193,000                 85
--------------------------------------------------------------------------------------------------------
                                                                            2,783,000              1,229
--------------------------------------------------------------------------------------------------------
            Media (Other)--5.5%
      500M  Garden State Newspapers, Inc., 8 5/8%, 2011                       477,500                211
      350M  Mail-Well I Corp., 8 3/4%, 2008                                   302,750                134
      500M  MDC Communications Corp., 10 1/2%, 2006                           462,500                204
--------------------------------------------------------------------------------------------------------
                                                                            1,242,750                549
--------------------------------------------------------------------------------------------------------
            Metals/Mining--3.7%
      600M  Commonwealth Aluminum Corp., 10 3/4%, 2006                        549,000                242
      350M  Euramax International PLC, 11 1/4%, 2006                          280,000                124
--------------------------------------------------------------------------------------------------------
                                                                              829,000                366
--------------------------------------------------------------------------------------------------------





Portfolio of Investments (continued)
FIRST INVESTORS SPECIAL BOND FUND, INC.
JUNE 30, 2001
--------------------------------------------------------------------------------------------------------
Principal                                                                                         Amount
  Amount,                                                                                       Invested
  Shares,                                                                                       For Each
 Units or                                                                                     $10,000 of
 Warrants   Security                                                             Value        Net Assets
--------------------------------------------------------------------------------------------------------
            Paper/Forest Products--5.3%
    $ 500M  Packaging Corporation of America, 9 5/8%, 2009                 $  533,125              $ 235
      350M  Riverwood International Corp., 10 1/4%, 2006                      353,500                156
      125M  Stone Container Corp., 9 3/4%, 2011+                              128,125                 57
      175M  Tembec Industries, Inc., 8 1/2%, 2011                             179,375                 79
--------------------------------------------------------------------------------------------------------
                                                                            1,194,125                527
--------------------------------------------------------------------------------------------------------
            Retail-General Merchandise--3.6%
      555M  Hine Horticulture, Inc., 12. 3/4%, 2005                           516,150                228
      300M  Michael's Stores, Inc., 9 1/4%, 2009                              302,250                134
--------------------------------------------------------------------------------------------------------
                                                                              818,400                362
--------------------------------------------------------------------------------------------------------
            Services--5.4%
      200M  Encompass Services Corp., 10 1/2%, 2009                           193,000                 85
      500M  Iron Mountain, Inc., 10 1/8%, 2006                                528,750                234
      500M  Kindercare Learning Centers, Inc., 9 1/2%, 2009                   497,500                220
--------------------------------------------------------------------------------------------------------
                                                                            1,219,250                539
--------------------------------------------------------------------------------------------------------
            Telecommunications--10.7%
      250M  GT Group Telecom, Inc., 0%-13 1/4%, 2010                           80,000                 35
      600M  ICG Services, Inc., 0%-10%, 2008 **                                81,000                 36
      500M  Level 3 Communications, Inc., 9 1/8%, 2008                        210,000                 93
      500M  McCaw International, Ltd., 0%-13%, 2007                           142,500                 63
      150M  McLeodUSA, Inc., 11 3/8%, 2009                                     95,250                 42
      750M  Netia Holdings BV, 0%-11 1/4%, 2007                               296,250                131
      450M  Nextel Communications, Inc., 0%-9.95%, 2008                       282,375                125
      500M  Powertel, Inc., 12%, 2006                                         530,000                234
      500M  RCN Corp., 0%-11%, 2008                                           137,500                 61
      300M  Triton Communications LLC, 0%-11%, 2008                           243,375                107
      500M  Viatel, Inc., 0%-12 1/2%, 2008**                                   12,500                  6
      450M  Williams Communications Group, Inc., 11 7/8%, 2010                189,000                 83
      500M  World Access, Inc., 13 1/4%, 2008**                                13,125                  6
      400M  XO Communications, Inc., 9%, 2008                                 114,000                 50
--------------------------------------------------------------------------------------------------------
                                                                            2,426,875              1,072
--------------------------------------------------------------------------------------------------------
            Transportation--2.7%
      600M  Eletson Holdings, Inc., 9 1/4%,  2003                             603,000                266
--------------------------------------------------------------------------------------------------------
            Waste Management--1.8%
      400M  Allied Waste NA, Inc., 10%, 2009                                  413,000                182
--------------------------------------------------------------------------------------------------------
            Total Value of Corporate Bonds (cost $26,299,909)              19,921,332              8,800
--------------------------------------------------------------------------------------------------------
            COMMON STOCKS--1.4%
            Media (Cable TV/Broadcasting)--.5%
    3,779  *Echostar Communications Corp. - Class "A"                         122,515                 54
--------------------------------------------------------------------------------------------------------
            Media (Other)--.9%
    1,500  *MediaNews Group, Inc. - Class "A"                                 195,000                 86
--------------------------------------------------------------------------------------------------------
            Telecommunications--.0%
    2,037  *Viatel, Inc.                                                          173                 --
    1,571  *World Access, Inc.                                                     80                 --
--------------------------------------------------------------------------------------------------------
                                                                                  253                 --
--------------------------------------------------------------------------------------------------------
            Total Value of Common Stocks (cost $79,443)                       317,768                140
--------------------------------------------------------------------------------------------------------
            PREFERRED STOCKS--1.5%
            Durable Goods Manufacturing--1.0%
      293   Day International Group, Inc., 12 1/4%, PIK                       220,088                 97
--------------------------------------------------------------------------------------------------------
            Telecommunications--.5%
    2,000   Global Crossing Holdings, Ltd., 10 1/2%, PIK                      115,500                 51
--------------------------------------------------------------------------------------------------------
            Total Value of Preferred Stocks (cost $468,399)                   335,588                148
--------------------------------------------------------------------------------------------------------
            WARRANTS--.2%
            Media (Cable TV/Broadcasting)--.1%
   11,580  *Star Choice Communications, Inc. (expiring 12/15/05)+              30,398                 13
--------------------------------------------------------------------------------------------------------
            Telecommunications--.1%
      250  *GT Group Telecom, Inc. (expiring 2/1/10)+                           7,587                  3
    1,100  *McCaw International, Ltd. (expiring 4/15/07)+                      22,000                 10
--------------------------------------------------------------------------------------------------------
                                                                               29,587                 13
--------------------------------------------------------------------------------------------------------
            Total Value of Warrants (cost $22,587)                             59,985                 26
--------------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS--4.8%
    1,000M  United States Treasury Notes, 7%, 2006 (cost $1,087,969)        1,085,247                479
--------------------------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--2.8%
      625M  Florida Power & Light Co., 3.9%, 7/5/01 (cost $624,661)           624,661                277
--------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $28,582,968)                   98.7%      22,344,581              9,870
Other Assets, Less Liabilities                                   1.3          294,514                130
--------------------------------------------------------------------------------------------------------
Net Assets                                                     100.0%     $22,639,095            $10,000
========================================================================================================

 + See Note 5
 * Non-income producing
** Security is in default and currently not paying interest

See notes to financial statements





Statement of Assets and Liabilities
FIRST INVESTORS SPECIAL BOND FUND, INC.
June 30, 2001

--------------------------------------------------------------------------------------------
Assets
Investments in securities, at value (identified cost $28,582,968) (Note 1A)      $22,344,581
Cash                                                                                 865,740
Interest receivable                                                                  543,983
Investment securities sold                                                            11,512
Other assets                                                                           4,373
                                                                                 -----------
Total Assets                                                                      23,770,189
                                                                                 -----------
Liabilities
Dividend payable                                                                     613,918
Investment securities purchased                                                      495,588
Capital shares redeemed                                                                  500
Accrued advisory fee                                                                  13,732
Accrued expenses                                                                       7,356
                                                                                 -----------
Total Liabilities                                                                  1,131,094
                                                                                 -----------
Net Assets                                                                       $22,639,095
                                                                                 -----------

Net Assets Consist of:
Capital paid in                                                                  $30,936,080
Undistributed net investment income                                                   25,050
Accumulated net realized loss on investment transactions                          (2,083,648)
Net unrealized depreciation in value of investments                               (6,238,387)
                                                                                 -----------
Total                                                                            $22,639,095
                                                                                 -----------
Net Asset Value, Offering Price and Redemption Price Per Share
($22,639,095 divided by 2,482,898 shares outstanding),
25,000,000 shares authorized, $1.00 par value (Note 2)                                 $9.12
                                                                                       =====

See notes to financial statements





Statement of Operations
FIRST INVESTORS SPECIAL BOND FUND, INC.
Six Months Ended June 30, 2001

--------------------------------------------------------------------------------------------
Investment Income

Income:
  Interest                                                                        $1,335,430
  Dividends (Note 1E)                                                                 21,995
                                                                                  ----------
Total income                                                                      $1,357,425

Expenses (Notes 1 and 4):
  Advisory fee                                                                        88,549
  Professional fees                                                                   11,730
  Custodian fees                                                                       2,417
  Other expenses                                                                       2,893
                                                                                  ----------
Total expenses                                                                       105,589
Less -- Custodian fees paid indirectly                                                (2,319)
                                                                                  ----------
Net expenses                                                                         103,270
                                                                                  ----------

Net investment income                                                              1,254,155

Realized and Unrealized Gain (Loss) on Investments (Note 3):

Net realized loss on investments                                                    (441,928)
Net unrealized depreciation of investments                                          (353,119)
                                                                                  ----------
Net loss on investments                                                             (795,047)
                                                                                  ----------
Net Increase in Net Assets Resulting from Operations                              $  459,108
                                                                                  ==========

See notes to financial statements





Statement of Changes in Net Assets
FIRST INVESTORS SPECIAL BOND FUND, INC

-------------------------------------------------------------------------------------------------
                                                                        1/1/01 to       1/1/00 to
                                                                          6/30/01        12/31/00
-------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                                 $ 1,254,155     $ 2,711,391
Net realized loss on investments                                         (441,928)       (463,320)
Net unrealized depreciation of investments                               (353,119)     (4,025,646)
                                                                      -----------     -----------
Net increase (decrease) in net assets resulting from operations           459,108      (1,777,575)
                                                                      -----------     -----------
Dividends to Shareholders
Net investment income                                                  (1,320,295)     (3,046,992)
                                                                      -----------     -----------
Capital Share Transactions *
Proceeds from shares sold                                                 119,353         153,285
Reinvestment of dividends                                                 706,377       3,046,992
Cost of shares redeemed                                                (1,460,801)     (4,434,677)
                                                                      -----------     -----------
Net decrease in net assets resulting from share transactions             (635,071)     (1,234,400)
                                                                      -----------     -----------
Net decrease in net assets                                             (1,496,258)     (6,058,967)

Net Assets
Beginning of period                                                    24,135,353      30,194,320
                                                                      -----------     -----------
End of period (including undistributed net investment income of
  $25,050 and $91,190, respectively)                                  $22,639,095     $24,135,353
                                                                      ===========     ===========
* Capital Shares Issued and Redeemed
Sold                                                                       12,394          14,520
Issued for dividends reinvested                                            74,355         295,805
Redeemed                                                                 (152,672)       (416,792)
                                                                      -----------     -----------
Net decrease in capital shares                                            (65,923)       (106,467)
                                                                      ===========     ===========
See notes to financial statements





Notes to Financial Statements
FIRST INVESTORS SPECIAL BOND FUND, INC.

1. Significant Accounting Policies -- The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to seek high current income without undue risk to principal and secondarily to seek growth of capital.

A. Security Valuation -- Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued on the amortized cost method which approximates market value. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors.

B. Federal Income Taxes -- No provision has been made for federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. At December 31, 2000, the Fund had capital loss carryovers of $1,544,252, of which $287,903 expires in 2003, $253,501 in 2004, $636,995 in 2007 and $365,853 in 2008.

C. Distributions to Shareholders -- Dividends to shareholders from net investment income are declared daily and paid quarterly. Distributions from net realized capital gains, if any, are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and post-October capital losses.

D. Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

E. Other -- Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date. Shares of stock received in lieu of cash dividends on the preferred stock holdings are recognized as dividend income and recorded at the market value of the shares received. For the six months ended June 30, 2001, the fund recognized $11,495 from these taxable "payment in kind" distributions. Interest income and estimated expenses are accrued daily. For the six months ended June 30, 2001, the Fund's custodian has provided credits in the amount of $2,319 against custodian charges based on the uninvested cash balances of the Fund.

2. Capital Stock -- Shares of the Fund are sold only through the purchase of First Investors Life Variable Annuity Fund A contracts issued by
First Investors Life Insurance Company.

3. Security Transactions -- For the six months ended June 30, 2001, purchases and sales of investment securities, other than United States Government obligations and short-term corporate notes, aggregated
$4,556,290 and $4,392,461, respectively.

At June 30, 2001, the cost of investments for federal income tax purposes was $28,582,968. Accumulated net unrealized depreciation on investments was $6,238,387, consisting of $667,960 gross unrealized appreciation and $6,906,347 gross unrealized depreciation.

4. Advisory Fee and Other Transactions With Affiliates -- Certain officers and directors of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO") and its transfer agent, Administrative Data Management Corp. Directors of the Fund who are not "interested persons" of the Fund as defined in the 1940 Act are remunerated by the Fund. For the six months ended June 30, 2001, total directors fees accrued by the Fund amounted to $150.




Notes to Financial Statements (continued)
FIRST INVESTORS SPECIAL BOND FUND, INC.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of .75% on the first $250 million of the Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $750 million.

5. Rule 144A Securities -- Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At
June 30, 2001, the Fund held fourteen 144A securities with an aggregate value of $2,009,548 representing 8.9% of the Fund's net assets. These securities are valued as set forth in Note 1A.

6. Concentration of Credit Risk -- The Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher- rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high-yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.



Independent Auditors' Report

To the Shareholders and Board of Directors of First Investors Special Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of First Investors Special Bond Fund, Inc., including the portfolio of investments, as of June 30, 2001 and the related statement of operations for the six months then ended, the statement of changes in net assets for six months ended June 30, 2001 and the year ended December 31, 2000 and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation request, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors Special Bond Fund, Inc. as of June 30, 2001 and the results of its operations, changes in its net assets and financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

                                       Tait, Weller & Baker

Philadelphia, Pennsylvania
July 31, 2001




Financial Highlights
FIRST INVESTORS SPECIAL BOND FUND, INC.

The following table sets forth the operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

                                            1/1/01                     Year Ended December 31
                                                to    ---------------------------------------------------------
                                           6/30/01        2000        1999         1998        1997        1996
                                          --------    --------    ---------    --------    --------    --------
Per Share Data
--------------
Net Asset Value, Beginning of Period        $ 9.47      $11.37       $11.86      $12.89      $12.75      $12.23
                                          --------    --------    ---------    --------    --------    --------

Income from Investment Operations
 Net investment income                         .52        1.08         1.10        1.12        1.11        1.17
 Net realized and unrealized
  gain (loss) on investments                  (.32)      (1.78)        (.39)       (.95)        .23         .37
                                          --------    --------    ---------    --------    --------    --------

   Total from Investment Operations            .20        (.70)         .71         .17        1.34        1.54
                                          --------    --------    ---------    --------    --------    --------

Less Distributions from
 Net Investment Income                         .55        1.20         1.20        1.20        1.20        1.02
                                          --------    --------    ---------    --------    --------    --------

Net Asset Value, End of Period              $ 9.12      $ 9.47       $11.37      $11.86      $12.89      $12.75
                                          ========    ========    =========    ========    ========    ========

Total Return(%)+                              2.08       (6.57)        6.24        1.29       10.94       13.10
----------------

Ratios/Supplemental Data
------------------------

Net Assets, End of Period (in thousands)   $22,639     $24,135      $30,194     $32,260     $36,082     $36,948

Ratio to Average Net Assets:(%)
 Expenses                                      .90(a)      .89          .87         .89         .86         .86
 Net investment income                       10.66(a)    10.09         9.38        8.93        8.60        9.31

Portfolio Turnover Rate(%)                      20          37           32          65          53          29

 +  The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(a) Annualized

See notes to financial statements





FIRST INVESTORS SPECIAL BOND FUND, INC.

Trustees
------------------------------
James J. Coy (Emeritus)

Robert M. Grohol

Glenn O. Head

Kathryn S. Head

Larry R. Lavoie

Rex R. Reed

Herbert Rubinstein

James M. Srygley

John T. Sullivan

Robert F. Wentworth

Officers
------------------------------
Glenn O. Head
President

Nancy W. Jones
Vice President

Concetta Durso
Vice President and Secretary

Joseph I. Benedek
Treasurer

Mark S. Spencer
Assistant Treasurer

Carol Lerner Brown
Assistant Secretary


Shareholder Information
------------------------------
Investment Adviser
First Investors
Management Company, Inc.
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Transfer Agent
Administrative Data
Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Eight Penn Center Plaza
Philadelphia, PA 19103

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.